UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 3, 2008

MAGNETEK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10233	95-3917584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N49 W13650 Campbell Drive Menomonee Falls, WI	53051
(Address of Principal Executive Offices)	(Zip Code)

(262) 783-3500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

Magnetek, Inc. (“Magnetek” or the “Company”) became aware that one of its investors, Riley Investment Management LLC (“RIM”), Los Angeles, CA, has filed a Statement on Schedule 13D with the Securities and Exchange Commission.  The Schedule 13D references a letter sent by RIM on December 3, 2008 to Magnetek’s Board of Directors suggesting that the Board should commence a process to sell the Company.  RIM also requested the Board to appoint a representative of RIM to the Board.  The Board will consider RIM’s suggestions in due course.

A copy of the press release relating to the Statement on Schedule 13-D filing issued by the Company on December 8, 2008 is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Magnetek, Inc. Press Release dated December 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 9, 2008

MAGNETEK, INC.

/s/ Marty J. Schwenner
By: Marty J. Schwenner
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Magnetek, Inc. Press Release dated December 8, 2008